POWER OF ATTORNEY


	Know all by these presents, that the
undersigned
hereby constitutes and appoints each of William T. McKee and Fredrick J.
Killion, signing singly, the undersigned's true and lawful attorney-in-fact to:

(1)	execute for and on behalf of the
undersigned, in the
undersigned's capacity as an officer and/or director of Barr Laboratories,
Inc., Forms 3, 4 and 5 in accordance with Section
16 (a) of the Securities
Exchange Act of 1934 and the rules thereunder.


(2)	do and perform any
and all acts for and on behalf of the
undersigned which may be necessary or
desirable to complete and execute
any such Form 3, 4 or 5 complete and
execute any amendment or amendments
thereto, and timely file such form with
the United States Securities and
Exchange Commission and any stock exchange or similar authority; and


(3)	take any other action of any type
whatsoever in connection with the
foregoing which, in the opinion of such
attorney-in-fact, may be of
benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of
Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

	The undersigned hereby grants to
each
such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact substitute or substitutes, shall lawfully do cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.

	This
Power of Attorney shall
remain in full force and effect until the undersigned is no longer required to file Forms 3, 4 and 5 with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

	IN WITNESS WHEREOF, the
undersigned
has caused this Power of Attorney to be executed as of this
day of
,	.



_____________________________
Signature




_____________________________
Date